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                        SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                 _________________

                              FORM 8-K  CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE

                          SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) February 25, 1999

                                 __________________

                                OAK TECHNOLOGY, INC.

                 _________________________________________________

                 (Exact name of registrant as specified in charter)

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
     DELAWARE                          0-25298                             77-0161486
-------------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission File Number)            (IRS Employer
        incorporation)                                            Identification No.)

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                    139 KIFER COURT, SUNNYVALE, CALIFORNIA 94086
                  _______________________________________________
                (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code:  (408) 737-0888

                  _______________________________________________

                                        NONE

                  _______________________________________________

           (Former name or former address, if changed since last report.)




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ITEM 5.   OTHER EVENTS.



          On February 25, 1999, the registrant announced in a press release that Young K. Sohn has been appointed as Chief Executive Officer and President of the registrant. The registrant also announced that David D. Tsang, founder of Oak Technology, will continue to hold the office of Chairman of the Board of Directors and Richard B. Black, who was appointed interim President in January 1998 and was also leading the Company's Optical Storage Group, will serve as Vice-Chairman of the Board of Directors. A copy of the press release issued in connection with this announcement is incorporated herein by reference and is attached hereto as Exhibit 99.1.

          On February 26, 1999, the registrant announced in a press release that William L. Housley has joined the registrant as President of its Optical Storage Group. A copy of the press release issued in connection with this announcement is incorporated herein by reference and is attached hereto as
Exhibit 99.2.


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


EXHIBIT NO.    EXHIBIT

     99.1      Press Release dated February 25, 1999

     99.2      Press Release dated February 26, 1999

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                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  OAK TECHNOLOGY, INC.


Date:  March 3, 1999
                                  By:  \s\ Shawn M. Soderberg
                                        ---------------------------------------
                                  Name:     Shawn M. Soderberg
                                  Title:    Vice President and General Counsel


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                                    EXHIBIT INDEX


EXHIBIT NO.    EXHIBIT

     99.1      Press Release dated February 25, 1999
     99.2      Press Release dated February 26, 1999




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